SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                             FORM 8-K

               AMENDMENT TO CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): December 24, 1997


                     Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                          Pennsylvania
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     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, PO Box 188       Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                            (609) 848-1800
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            (Registrant's telephone number, including area code)


                                  N/A
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          (Former name or address, if changed since last report)
















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     Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

                 On February 3, 1998, the previously announced agreement to purchase the operating assets and business of Tokai Electronics Co. Ltd., a Japanese manufacturer of radio frequency (RF) labels licensed from Checkpoint, was completed. A press release announcing the completion of this agreement was issued on February 10, 1998, and is filed as Exhibit 99.1 to this current report and is incorporated herein by reference. A copy of the Asset Purchase Agreement by and among Tokai Aluminum Foil Co. Ltd., Tokai Electronics Co. Ltd., Checkpoint Production Japan K.K. and Checkpoint Systems, Inc. is filed as Exhibit 2 to this current report and is incorporated herein by reference.

     Item 5.     Other Events
     ------      ------------
                 On January 29, 1998, the Company issued a press release in which it announced preliminary fourth quarter and year end results, new contracts; and a new $100 million unsecured credit facility. A copy of the press release and $100 million credit facility are attached hereto as
Exhibit 99.2 and Exhibit 10.1 respectively and are incorporated herein by reference.

                 On February 10, 1998, the Company issued a press release in which it announced its 1997 Fourth Quarter and year end results, a copy of which is filed as Exhibit 99.1 to this current report and is incorporated by reference.


     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

(c)

2. Asset Purchase Agreement by and among Tokai Aluminum Foil Co. Ltd., Tokai Electronics Co. Ltd., Checkpoint Production Japan K.K. and Checkpoint Systems, Inc.

99.1 Press release announcing the completion of the Asset Purchase Agreement by and among Tokai Aluminum Foil Co. Ltd., Tokai Electronics Co. Ltd., Checkpoint Production Japan K.K. and Checkpoint Systems, Inc. dated February 10, 1998.

99.1 Press release dated February 10, 1997 announcing the Company's 1997 Fourth Quarter and Year End Results.

99.2 Press release dated January 29, 1998 announcing the Company's preliminary fourth quarter and year-end results, new contracts; and a new $100 million unsecured credit facility.

10.1 Credit Agreement, dated as of December 24, 1997, by and among the Company, as Borrower, the Lender Parties named therein, and First Union National Bank, as Administrative Agent.

                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 1998

Checkpoint Systems, Inc.
/s/Jeffrey A. Reinhold
Vice President - Finance,
Chief Financial Officer and
Treasurer




                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

 2. Asset Purchase Agreement by and among Tokai Aluminum Foil Co. Ltd., Tokai Electronics Co. Ltd., Checkpoint Production Japan K.K. and
Checkpoint Systems, Inc.

99.1 Press release announcing the completion of the Asset Purchase Agreement by and among Tokai Aluminum Foil Co. Ltd., Tokai Electronics Co. Ltd., Checkpoint Production Japan K.K. and Checkpoint Systems, Inc. dated February 10, 1998.

99.1 Press release dated February 10, 1997, announcing the Company's 1997 Fourth Quarter and Year-End Results.

99.2		  Press release dated January 29, 1998 announcing the Company's preliminary fourth quarter and year-end results, new contracts; and a new $100 million unsecured credit facility.

10.1		Credit Agreement, dated as of December 24, 1997, by and among the
Company, as Borrower, the Lender Parties named therein, and First Union
National Bank, as Administrative Agent.

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